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                 [LETTERHEAD OF SILICON GRAPHICS APPEARS HERE]

                                                                   EXHIBIT 10.29

                                 July 15, 1998


Mr. Richard Szalwinski
Chairman and CEO
Discreet Logic
5505, boul. St-Laurent, bureau 5200
Montreal (Quebec) Canada H2T 1S6


     Re: Extension of Value Added Reseller Agreement terms and conditions; Agreement No. 12-11-441


Dear Mr. Szalwinski:

This letter shall serve to extend discount and payment terms of the Value Added Reseller Agreement ("Agreement"), and the Amendment thereto, between Silicon Graphics, Inc. ("SGI") and Discreet Logic Inc. ("Discreet"). This extension shall be effective as of July 1, 1998 and continue until and including September 30, 1998.

All other terms and conditions in the above referenced Agreement and Amendment shall apply to purchases made by Discreet during the term of this extension.

During the term of this extension, SGI shall present to Discreet a new contract proposal for Discreet review and execution.

Please indicate your acceptance of the above referenced extension by signing where noted below. If you have any questions, please do not hesitate to contact me.

Very truly yours,                    Acknowledged and agreed

/s/ Erna Arnesen

Erna Arnesen                         By: /s/ Richard Szalwinski
Vice President Global Channels          -----------------------------------
(650) 933-5910                       Name: Richard Szalwinski
                                          ---------------------------------
                                     Title: Chairman and CEO
                                           --------------------------------

cc: April Tan (SGI)                  Date: July 21, 1998
    Jacquelyn L. Rider (SGI)              ---------------------------------